EXHIBIT 99.2

SCHNITZER STEEL INDUSTRIES, INC.

To: Employees of Schnitzer Steel Industries, Inc.

From: John Carter

Date: August 24, 2005

Thanks to the efforts of so many of you at Schnitzer Steel (SSI), we have remained steadily profitable despite today’s changing markets. Our businesses are running smoothly. What’s more, as I have looked beneath the organizational surface of our company during my first months as chief executive, I have been impressed by the depth and quality of our teams of operating people.

In this note to all employees, I wanted to look beyond everyone’s day-to-day focus to offer my perspective to you on where our company is headed and to address questions about the investigation that began last year.

We are already taking important steps to strengthen our company. One step, which we recently announced, was our agreement to purchase a great addition to our auto parts business, assuming that the due diligence we are undertaking goes smoothly. The acquisition of Greenleaf will substantially increase the size and geographic footprint of our Pick–N–Pull business operations. As I’ve said from the start, I am a believer in the potential of our auto parts business. After seeing first hand how well our teams of people can run these businesses and how well they fit with the rest of our metals recycling operations, I am even more convinced of their potential for continuing growth. As we begin working to integrate these operations into our business, I believe they will be able to teach us new things about the business — and I know their leaders are looking forward to applying our systems to improve their business.

Also in a few weeks, a sizable group of people will join Schnitzer Steel as a result of our separation of the Hugo Neu / Schnitzer joint venture. They run the successful scrap processing businesses in New England and Hawaii, as well as global trading businesses. When they and their operations become a part of Schnitzer Steel, we will have a strong presence on both U.S. coasts, and we will extend our reach from the four export markets we serve today to multiple major, world markets on both the Pacific and the Atlantic.

We have also recently been working on a smaller transaction, but one we consider important, that will result in the buy-out of our partners in Metals Recycling LLC, a company in which we now own a significant share. When this deal closes, we will add strong management leadership and a clear alignment of interests among our New England operations.

All of these developments will present us with challenges in appropriately integrating the new business organizations with SSI, and we are addressing those challenges directly. Kelly Lang, who has been serving as our Acting CFO, has agreed to take on the post of Vice President for Asset and Operational Integration, in order to give us the benefit of his experience and knowledge of our business and achieve a smooth and efficient melding of these new pieces into our existing businesses. We are grateful for Kelly’s willingness to take on this operational challenge, and thank him for his long service on the financial side of the business. Kelly has been directly involved in the negotiations for the aforementioned additions to our business, and his in-depth knowledge of the deals will serve us well.

We are introducing today a new interim Chief Financial Officer, Greg Witherspoon, who will take on that post during our search for a permanent Chief Financial Officer. Greg has had extensive public company experience. He has agreed to take on the Chief Financial Officer position, which enables us to move Kelly to the Asset and Operational Integration post described above. We would like to extend a warm welcome to Greg, and look forward to working with him at SSI. We are fortunate to have someone of his talent and experience step into this job.

You will notice that I bring to SSI a philosophy from my previous experience that emphasizes the importance of the senior management team’s strength and diversity of experience. I believe in moving people around to different parts of the business(where it makes sense) to better learn the fundamentals of the business, and believe firmly that the management team works better with improved knowledge of all the parts of our company operations, including the central services. We will continue to add strength and depth to the team, and broaden their experience base in our businesses.

You probably have noticed that we have launched efforts to improve the business where you work. These include efforts to make small but important, system-wide improvements in our business — because we know that constant attention to better execution is one way to win in the marketplace. We have added a new Chief Information Officer, Larry Luck, who is already making a positive impact on our strategy and approach to IT issues. Larry has an excellent background in sophisticated information systems, and how to better make the investments we have made in those systems work for us. We will have another new employee, Tamara Adler, join us in September to assist us as Vice President of Strategy and Market Development. In her functional position she will effectively become our Chief Strategic Officer, and will provide us with significant depth in evaluating new market issues and opportunities. Tamara has a wealth of experience in financial and banking areas, which will serve us well as we look at growth opportunities in the markets we serve. We are fortunate to be able to attract both of them, and they will make a measurable difference in our capabilities in house. In addition, we are making sizeable investments in several facilities; the largest, which was begun under the old joint venture, is the major rebuilding of the metals recycling facility in Boston harbor. We are installing new shredders in Oakland and Portland, and are rebuilding our dock in Portland. We continue to make significant investments in Cascade Steel.

At the same time, the Board of Directors and our team in Portland continue to look for other opportunities to put to good use our financial resources and know-how. We have identified a number of possible additional investments that might expand our businesses—of course investments always involve risks, and it’s our intention to move forward with care and discipline. We have commented earlier on our desire to make all of our assets work harder to build shareholder value, and our willingness to look at a variety of ways to achieve that objective. We look forward to keeping you updated on the progress of these efforts to grow our businesses and create new opportunities for everyone at SSI.

As I speak with people around the company, I sometimes am asked about the investigation that began last year. Let me focus briefly on that matter as well. An independent law firm working under the supervision of the Audit Committee of the Board of Directors is continuing its investigation of the past practice of paying improper commissions to purchasing managers of

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customers in Asia in connection with our export sales. The Company recently received from the Securities and Exchange Commission (SEC) a formal order of investigation relating to the independent investigation. The Company had voluntarily notified the Securities and Exchange Commission and the U.S. Department of Justice of the independent investigation; and instructed its outside law firm to provide those agencies with the information obtained as a result of the investigation; and continues to cooperate fully with those agencies. The Board has authorized the disclosure to the pertinent authorities of all facts obtained in the investigation and the company recognizes the seriousness of the issue raised by the conduct that has been disclosed. The conduct uncovered by the investigation is not consistent with the company’s commitment to comply with the law and to conduct its business in an upright and ethical manner. My first note to you centered on that point, and it will always be a part of our communications to you. The Board and management are firmly committed to finding any past wrongdoing and putting in place the systems, controls and commitment aimed at preventing such conduct from recurring in the future.

I hope you agree with me that our company is on the right path, and its prospects are excellent. As I look at all our recent news and progress around our company, I am certain we have strategies and momentum to create new opportunities in the future – and we have the people and resources and desire to build on our leadership. I want to thank everyone for your efforts, dedication and commitment so far. And I look forward to working with all of you in the coming months as we build on Schnitzer Steel’s strength.

Certain statements in this correspondence are “forward-looking statements" within the meaning of U.S. federal securities laws. The Company intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about the expectations regarding the Greenleaf acquisition, the Metals Recycling LLC buy-out and the separation of the Hugo Neu / Schnitzer joint venture and our strategy and future investments. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the inability to satisfy any closing conditions to the Greenleaf acquisition, the Metals Recycling LLC buy-out or the separation of the Hugo Neu joint venture, actions or inactions of government regulators and other third parties, our ability to successfully implement our strategy and our liquidity needs exceeding expected levels and other factors, some of which are discussed in the Company’s most recent annual report on Form 10-K and its most recent quarterly report on Form 10-Q. Many of these factors and events are beyond the Company's ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this correspondence. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this correspondence or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

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